UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2017

Summit Financial Group, Inc.

(Exact name of registrant as specified in its charter)

West Virginia	0-16587	55-0672148
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 North Main Street, Moorefield, West Virginia 26836

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (304) 530-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On April 3, 2017, Summit Financial Group, Inc., a West Virginia corporation (“Summit”), filed a Current Report on Form 8-K with the Securities and Exchange Commission to report the completion of the merger with First Century Bankshares, Inc., a West Virginia corporation (“First Century”), and other related matters. The purpose of this filing is to amend the Form 8-K filed on April 3, 2017 to include the information required by Item 9.01(a) and (b).

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of First Century as of December 31, 2016, and for the year ended December 31, 2016, as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm are filed as Exhibit 99.1 and included herein.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial statements of Summit as of and for the twelve months ended December 31, 2016, giving effect to the Merger, are filed as Exhibit 99.2 and included herein.

(c) None.

(d) Exhibits.

23.1	Consent of Brown Edwards & Company, L.L.P.

99.1	Audited consolidated financial statements of First Century as of December 31, 2016 and 2015, and for the years then ended, as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm

99.2	The unaudited pro forma condensed combined financial statements of Summit as of and for the twelve months ended December 31, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL GROUP, INC.

Date: June 9, 2017	By:	/s/ Julie R. Markwood
Julie R. Markwood
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Brown Edwards & Company, L.L.P.

99.1	Audited consolidated financial statements of First Century as of December 31, 2016 and 2015, and for the years then ended, as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm

99.2	The unaudited pro forma condensed combined financial statements of Summit as of and for the twelve months ended December 31, 2016